UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

NetApp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

495 East Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 822-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 1999 Stock Option Plan

The board of directors (the “Board”) of NetApp, Inc. (the “Company”) previously approved, subject to stockholder approval, an amendment to the Company’s 1999 Stock Option Plan (the “1999 Plan”) to increase the share reserve by an additional 4,300,000 shares of common stock. The Company’s stockholders approved the amendment at the Annual Meeting of Stockholders of the NetApp, Inc. held on September 15, 2016 (the “Annual Meeting”). The foregoing is qualified in its entirety by reference to the full text of the 1999 Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Employee Stock Purchase Plan

The Board previously approved, subject to stockholder approval, an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to increase the share reserve by an additional 2,500,000 shares of common stock. The Company’s stockholders approved the amendment at the Annual Meeting. The foregoing is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company elected the following individuals to serve as members of the Board for the ensuing year or until their respective successors are duly elected and qualified. No members of the Board had continuing terms without election. Abstentions do not impact the outcome of the vote for director elections.

Nominee	Votes For	Votes Against	Abstentions	Broker Nonvotes*
T. Michael Nevens	223,026,824	1,443,651	201,209	29,475,626
Jeffry R. Allen	221,592,144	3,001,624	77,916	29,475,626
Alan L. Earhart	221,725,561	2,858,540	87,583	29,475,626
Gerald Held	223,061,068	1,515,383	95,233	29,475,626
Kathryn M. Hill	222,916,563	1,457,849	297,272	29,475,626
George Kurian	222,955,243	1,640,083	76,358	29,475,626
George T. Shaheen	220,270,473	4,102,173	299,038	29,475,626
Stephen M. Smith	218,355,217	6,017,307	299,160	29,475,626
Robert T. Wall	220,121,068	4,462,229	88,387	29,475,626
Richard P. Wallace	222,893,204	1,478,001	300,479	29,475,626

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve an amendment to the 1999 Plan to increase the share reserve by an additional 4,300,000 shares of common stock.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
177,419,780	47,181,627	70,277	29,475,626

The proposal was approved.

2.	Proposal to approve an amendment to the Purchase Plan to increase the share reserve by an additional 2,500,000 shares of common stock.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
222,740,654	1,371,514	559,516	29,475,626

The proposal was approved.

3.	Proposal to approve an advisory vote on Named Executive Officer compensation.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
220,329,030	3,874,357	468,297	29,475,626

The proposal was approved.

4.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 28, 2017.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
246,787,305	7,017,891	288,114	0

The proposal was approved.

*	Broker nonvotes do not affect the outcome of the vote.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	NetApp, Inc. 1999 Stock Option Plan (incorporated by reference to Appendix A to the Company’s proxy statement, dated August 2, 2016)

10.2	NetApp, Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s proxy statement, dated August 2, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC. (Registrant)

Date: September 20, 2016	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	NetApp, Inc. 1999 Stock Option Plan (incorporated by reference to Appendix A to the Company’s proxy statement, dated August 2, 2016)

10.2	NetApp, Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s proxy statement, dated August 2, 2016)